UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2008

Geneva Acquisition Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-33247	41-2207517

(State or other jurisdiction of incorporation)	(Registration Number)	(IRS Employer Identification No.)

400 Crown Colony Drive, Suite 104, Quincy, Massachusetts	02169

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 933-1700

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On October 10, 2008, Geneva Acquisition Corporation (the “Company”) issued a press release to the news media announcing details relating to its assets being held in trust.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The information in the press release is being furnished, not filed, pursuant to Item 8.01. Accordingly, the information in the press release will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

ITEM 9.01.  Financial Statements and Exhibits.
(d)	Exhibits

99.1	Press Release, dated October 10, 2008.

SIGNATURES
Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENEVA ACQUISITION CORPORATION
Date: October 10, 2008	By:	/s/ John F. Rousseau, Jr.
		Name:	John F. Rousseau, Jr.
		Title:	Chief Operating Officer